Exhibit 23(a)





                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 24, 1994 incorporated by reference in MAXXAM Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.





                                   ARTHUR ANDERSEN & CO.
                                   Arthur Andersen & Co.


Houston, Texas
July 6, 1994